Condensed Interim Consolidated Statements of Comprehensive income (Unaudited) - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Jun. 30, 2026	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Condensed Interim Consolidated Statements of Earnings (Unaudited)
Net income for the period	$ 305	$ 907	$ 2,362	$ 1,315
Items that may be reclassified to Profit and Loss
Cumulative translation adjustment	182	(246)	331	(436)
Other comprehensive income (loss) for the period	$ 487	$ 661	$ 2,693	$ 879